April 30, 1998; Revised September 8, 1998                       HY-01/805F-0898


COLONIAL HIGH YIELD
SECURITIES FUND

PROSPECTUS


BEFORE YOU INVEST

Colonial Management Associates, Inc. (Adviser) and your full-service financial adviser want you to understand both the risks and benefits of mutual fund investing.

While mutual funds offer significant opportunities and are professionally managed, they also carry risks including possible loss of principal. Unlike savings accounts and certificates of deposit, mutual funds are not insured or guaranteed by any financial institution or government agency.

Please consult your full-service financial adviser to determine how investing in this mutual fund may suit your unique needs, time horizon and risk tolerance.

Colonial High Yield Securities Fund (Fund), a diversified portfolio of Colonial Trust I (Trust), an open-end management investment company, seeks high current income and total return by investing primarily in lower rated corporate debt securities.

The Fund is managed by the Adviser, an investment adviser since 1931.

The Fund may invest up to 100% of its assets in lower rated debt securities (commonly referred to as "junk bonds") which are regarded as speculative as to payment of principal and interest and, therefore, may not be suitable for all investors. These securities are subject to greater risks, including the risk of default, than higher rated bonds. See "How the Fund Pursues its Objective and Certain Risk Factors." Purchasers should carefully assess the risks associated with an investment in the Fund.

This Prospectus explains concisely what you should know before investing in the Fund. Read it carefully and retain it for future reference. More detailed information about the Fund is in the April 30, 1998 Statement of Additional
Information  which has been filed with the  Securities  and Exchange  Commission
(SEC) and is obtainable free of charge by calling the Adviser at 1-800-426-3750. The Statement of Additional Information is incorporated by reference in (which means it is considered to be a part of) this Prospectus.

The Fund offers three classes of shares. Class A shares are offered at net asset value plus a sales charge imposed at the time of purchase; Class B shares are offered at net asset value and are subject to an annual distribution fee and a declining contingent deferred sales charge on redemptions made within six years after purchase; and Class C shares are offered at net asset value and are subject to an annual distribution fee and a contingent deferred sales charge on redemptions made within one year after purchase. Class B shares automatically convert to Class A shares after approximately eight years. See "How to Buy Shares."

Contents                                            Page
Summary of Expenses                                   2
The Fund's Financial History                          3
The Fund's Investment Objective                       5
How the Fund Pursues its Objective and
  Certain Risk Factors                                5
How the Fund Measures its Performance                 7
How the Fund is Managed                               8
Year 2000                                             9
How the Fund Values its Shares                        9
Distributions and Taxes                               9
How to Buy Shares                                     9
How to Sell Shares                                   11
How to Exchange Shares                               12
Telephone Transactions                               13
12b-1 Plan                                           13
Organization and History                             14
Appendix                                             15

This Prospectus is also available on-line at our Web site
(http://www.libertyfunds.com). The SEC maintains a Web site (http://www.sec.gov) that contains the Statement of Additional Information, materials that are incorporated by reference into this Prospectus and the Statement of Additional Information, and other information regarding the Fund.

----------------------------- ------------------------------

      NOT FDIC-INSURED              MAY LOSE VALUE
                                    NO BANK GUARANTEE

----------------------------- ------------------------------

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

SUMMARY OF EXPENSES

Expenses are one of several factors to consider when investing in the Fund. The following tables summarize your maximum transaction costs and your annual expenses, adjusted to reflect current fees, for an investment in each Class of the Fund's shares. See "How the Fund is Managed" and "12b-1 Plan" for more complete descriptions of the Fund's various costs and expenses.

Shareholder Transaction Expenses(1)(2)

                                                                                    Class A         Class B        Class C
Maximum Initial Sales Charge Imposed on a Purchase (as a % of offering price)(3)     4.75%          0.00%(4)       0.00%(4)
Maximum Contingent Deferred Sales Charge  (as a % of offering price)(3)              1.00%(5)       5.00%          1.00%

(1) For accounts less than $1,000 an annual fee of $10 may be deducted. See "How to Buy Shares."
(2) Redemption proceeds exceeding $500 sent via federal funds wire will be subject to a $7.50 charge per transaction.
(3) Does not apply to reinvested distributions.
(4) Because of the distribution fee applicable to Class B and Class C shares, long-term Class B and Class C shareholders may pay more in aggregate sales charges than the maximum initial sales charge permitted by the National Association of Securities Dealers, Inc. However, because Class B shares automatically convert to Class A shares after approximately 8 years, this is less likely for Class B shares than for a class without a conversion feature.
(5) Only with respect to any portion of purchases of $1 million to $5 million redeemed within approximately 18 months after purchase. See "How to Buy Shares."

Annual Operating Expenses (as a % of average net assets)

                                                          Class A          Class B         Class C
Management fee                                             0.60%            0.60%           0.60%
12b-1 fees(after applicable fee waiver)                    0.25             1.00            0.85(6)
Other expenses                                             0.35             0.35            0.35
                                                           ----             ----            ----
Total operating expenses(after applicable fee waiver)      1.20%            1.95%           1.80%
                                                           ====             ====            ====

(6) The Distributor has voluntarily agreed to waive 0.15% of the Class C share Rule 12b-1 distribution fee so that it will not exceed 0.60% annually. Absent such fee waiver, the "12b-1 fees" would have been 1.00% and "Total operating expenses" would have been 1.95%. The Distributor may terminate this fee waiver at any time without shareholder approval. See "12b-1 Plan."

Example
The following Example shows the cumulative transaction and operating expenses attributable to a hypothetical $1,000 investment in each Class of shares of the Fund for the periods specified, assuming a 5% annual return and, unless otherwise noted, redemption at period end. This example uses the fees and expenses in the table above and gives effect to the fee waivers and expense reimbursements described above. The 5% return and expenses used in this Example should not be considered indicative of actual or expected Fund performance or expenses, both of which will vary:

                    Class A             Class B                     Class C
Period:                             (7)        (8)              (7)          (8)
1 year               $ 59         $ 70       $ 20             $ 28         $ 18
3 years                84           91         61               57           57(9)
5 years               110          125        105               97           97
10 years              186          208(10)    208(10)          212          212

 (7) Assumes redemption at period end. (8) Assumes no redemption.
 (9) Class C shares do not incur a contingent deferred sales charge on redemptions made after one year.
(10) Class B shares automatically convert to Class A shares after approximately 8 years; therefore, years 9 and 10 reflect Class A share expenses.

THE FUND'S FINANCIAL HISTORY

The following financial highlights for a share outstanding throughout each period have been audited by PricewaterhouseCoopers LLP, independent accountants. Their unqualified report is included in the Fund's 1997 Annual Report and is incorporated by reference into the Statement of Additional Information.

                                                                         Class A
                                -----------------------------------------------------------------------------------------
                                                                  Year ended December 31
                                -----------------------------------------------------------------------------------------
                                     1997         1996        1995        1994        1993        1992        1991
                                     ----         ----        ----        ----        ----        ----        ----
Net asset value - Beginning of
  period                             $6.920       $6.750      $6.300      $6.950      $6.400      $5.860      $4.640
                                     ------       ------      ------      ------      ------      ------      ------
INCOME FROM INVESTMENT
  OPERATIONS:
Net investment income                 0.610        0.625       0.615       0.599       0.634       0.669       0.726
Net realized and unrealized
  gain (loss)                         0.312        0.160       0.452      (0.622)      0.576       0.531       1.207
                                     ------       ------      ------      ------      ------      ------      ------
  Total from Investment
   Operations                         0.922        0.785       1.067      (0.023)      1.210       1.200       1.933
                                     ------       ------      ------      ------      ------      ------      ------
LESS DISTRIBUTIONS DECLARED TO
  SHAREHOLDERS:
From net investment income           (0.612)      (0.615)     (0.603)     (0.627)     (0.660)     (0.660)     (0.713)
In excess of net investment
  income                                 --           --      (0.014)         --          --          --          --
                                     ------       ------      ------      ------      ------      ------      ------
  Total from Distributions
    Declared to Shareholders         (0.612)      (0.615)     (0.617)     (0.627)     (0.660)     (0.660)     (0.713)
                                     ------       ------      ------      ------      ------      ------      ------
Net asset value - End of period      $7.230       $6.920      $6.750      $6.300      $6.950      $6.400      $5.860
                                     ======       ======      ======      ======      ======      ======      ======
Total return(a)                      13.87%       12.21%      17.65%      0.34)%      19.69%      21.15%      43.88%
                                     ======       ======      ======      ======      ======      ======      ======
RATIOS TO AVERAGE NET ASSETS
Expenses                              1.20%(b)     1.20%(b)    1.21%(b)    1.23%       1.23%       1.26%       1.36%
Net investment income                 8.53%(b)     9.02%(b)    9.14%(b)    9.03%       9.55%      10.64%      13.41%
Portfolio turnover                     115%         145%         95%        123%        122%         66%         37%
Net assets at end of period (000)  $600,107     $523,065    $466,905    $389,791    $440,942    $346,225    $299,587
                                               Class A
                                    -----------------------------------
                                        Year ended December 31
                                    -----------------------------------
                                      1990         1989       1988
                                      ----         ----       ----
Net asset value - Beginning of
  period                              $6.340       $7.210      $7.180
                                    --------       ------      ------
INCOME FROM INVESTMENT
  OPERATIONS:
Net investment income                  0.799        0.888       0.873
Net realized and unrealized
  gain (loss)                         (1.669)      (0.867)      0.030
                                    --------       ------      ------
  Total from Investment
   Operations                         (0.870)       0.021       0.903
                                    --------       ------      ------
LESS DISTRIBUTIONS DECLARED TO
  SHAREHOLDERS:
From net investment income            (0.830)      (0.891)     (0.873)
                                    --------       ------      ------
In excess of net investment
  income                                  --           --          --
                                    --------       ------      ------
  Total from Distributions
    Declared to Shareholders          (0.830)      (0.891)     (0.873)
                                    --------       ------      ------
Net asset value - End of period       $4.640       $6.340      $7.210
                                    ========       ======      ======
Total Return(a)                     (14.86)%        0.06%      13.00%
                                    ========       ======      ======
RATIOS TO AVERAGE NET ASSETS
Expenses                               1.33%        1.21%       1.17%
Net investment income                 14.32%       12.71%      11.91%
Portfolio turnover                        9%          22%         40%
Net assets at end of period (000)   $233,813     $366,953    $463,498

---------------------------------



(a) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(b) The benefits derived from custody credits and directed brokerage arrangements had an impact of 0.01% in 1997. Prior years' ratios are net of benefits received, if any.

                                                              Class B                                            Class C
                               -----------------------------------------------------------------------  ----------------------------
                                                       Year ended December 31                            Year ended December 31
                               -----------------------------------------------------------------------  ----------------------------
                                 1997         1996        1995        1994        1993(a)      1992(a)   1997(b)     199b(c)
                                 ----         ----        ----        ----        ----         ----      ----        ----
Net asset value - Beginning
  of period                      $6.920       $6.750      $6.300      $6.950      $6.400      $6.360      $6.920      $6.780
                                 ------       ------      ------     -------      ------      ------      ------      ------
INCOME FROM INVESTMENT
  OPERATIONS:
Net investment income             0.557        0.574       0.566       0.549       0.585       0.332       0.562       0.554
Net realized and unrealized
  gain (loss)                     0.312        0.160       0.452      (0.622)      0.576       0.057       0.312       0.130
                                 ------       ------      ------     -------      ------      ------      ------      ------
  Total from Investment
   Operations                     0.869        0.734       1.018      (0.073)      1.161       0.389       0.874       0.684
                                 ------       ------      ------     -------      ------      ------      ------      ------
LESS DISTRIBUTIONS DECLARED
  TO SHAREHOLDERS:
From net investment income       (0.559)      (0.564)     (0.555)     (0.577)     (0.611)     (0.349)     (0.564)     (0.544)
In excess of net investment
  income                             --           --      (0.013)         --          --          --          --          --
                                 ------       ------      ------     -------      ------      ------      ------      ------
  Total from Distributions
    Declared to Shareholders     (0.559)      (0.564)     (0.568)     (0.577)     (0.611)     (0.349)     (0.564)     (0.544)
                                 ------       ------      ------     -------      ------      ------      ------      ------
Net asset value - End of
 period                          $7.230       $6.920      $6.750      $6.300      $6.950      $6.400      $7.230      $6.920
                                 ======       ======      ======     =======      ======      ======      ======      ======
Total return(d)                  13.03%       11.38%      16.78%     (1.09)%      18.83%       5.53%(e)   13.11%      10.56%(e)
                                 ======       ======      ======     =======      ======      ======      ======      ======
RATIOS TO AVERAGE NET ASSETS
Expenses                          1.95%(f)     1.95%(f)    1.96%(f)    1.98%       1.98%       2.01%(g)    1.85%       1.95%(f)(g)
Net investment income             7.78%(f)     8.27%(f)    8.39%(f)    8.28%       8.80%       9.89%(g)    7.88%       8.27%(f)(g)
Portfolio turnover                 115%         145%         95%        123%        122%         66%        115%        145%
Net assets at end of period
 (000)                         $513,977     $411,124    $351,068    $253,438    $222,536     $94,653     $17,977      $6,054

----------------------------

(a) Class B shares were initially offered on June 8, 1992. Per share amounts reflect activity from that date.
(b) Class D shares were redesignated Class C shares on July 1, 1997. (c) Class C shares were initially offered on January 15, 1996. Per share amounts reflect activity from that date.
(d) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(e) Not annualized.
(f) The benefits derived from custody credits and directed brokerage arrangements had an impact of 0.01% in 1997. Prior years' ratios are net of benefits received, if any.
(g) Annualized.

Further performance information is contained in the Fund's Annual Report to shareholders, which is obtainable free of charge by calling 1-800-426-3750.

THE FUND'S INVESTMENT
OBJECTIVE

The Fund seeks high current income and total return by investing primarily in lower rated corporate debt securities.

HOW THE FUND PURSUES ITS
OBJECTIVE AND CERTAIN RISK
FACTORS

The Fund will normally invest at least 80% of its total assets in lower rated debt securities. However, if economic conditions narrow yield spreads between lower and higher rated securities, the Fund may invest up to 100% of its assets in higher rated securities. The Fund may invest in debt securities of any maturity. The Fund will not invest more than 25% of its total assets in a single industry or in securities issued or guaranteed by foreign governments or foreign companies.

Debt Securities. The Fund may invest in debt securities of any maturity that pay fixed, floating or adjustable interest rates. The values of debt securities generally fluctuate inversely with changes in interest rates. This is less likely to be true for adjustable or floating rate securities, since interest rate changes are more likely to be reflected in changes in the rates paid on the securities. However, reductions in interest rates also may translate into lower distributions paid by the Fund.

The Fund may also invest in debt securities (i) that do not pay interest but, instead are issued at a significant discount to their maturity values (referred to as zero coupon securities), (ii) that pay interest, at the issuer's option, in additional securities instead of cash (referred to as pay-in-kind securities) or (iii) pay interest at predetermined rates that increase over time (referred to as step coupon bonds). Because zero coupon securities, pay-in-kind securities and step coupon bonds may not pay interest but the Fund nevertheless must accrue and distribute to investors the income deemed to be earned on a current basis, the Fund may have to sell other investments to raise the cash needed to make income distributions.

Equity Securities. The Fund may invest up to 20% of its total assets in common and preferred stocks, warrants (rights) to purchase such stock and debt securities convertible into such stock. The Fund may, under certain circumstances, invest in such securities to seek capital appreciation.

Lower Rated Debt Securities. Lower rated debt securities (commonly referred to as junk bonds) are debt securities which are not considered to be investment grade (that is, they are rated below BBB by Standard & Poor's Corporation (S&P) or below Baa by Moody's Investors Service (Moody's), or are unrated but considered by the Adviser to be of comparable credit quality). For a description of S&P's and Moody's rating systems, see the Appendix to this Prospectus. Lower rated debt securities are generally considered significantly more speculative and likely to default than higher quality debt securities. Because of the increased risk of default, lower rated debt securities generally have higher interest rates than higher quality securities.

The Fund may purchase bonds in the lowest rating categories (C for Moody's and D for S&P) and comparable unrated securities. However, the Fund will only purchase securities rated Ca or lower by Moody's or CC or lower by S&P if the Adviser believes investing in such securities would permit additional yield benefits.

The values of lower rated securities are more likely to fluctuate directly, rather than inversely, with changes in interest rates. This is because increases in interest rates often are associated with an improving economy, which may translate into an improved ability of the issuers to pay off their bonds (lowering the risk of default). Relative to other debt securities, the values of lower rated debt securities tend to be more volatile because: (i) an economic downturn may more significantly impact their potential for default, or (ii) the secondary market for such securities may at times be less liquid or respond more adversely to negative publicity or investor perceptions, making it more difficult to value or dispose of the securities. The likelihood that these securities will help the Fund achieve its investment objective is more dependent on the Adviser's own credit analysis.

Composition of the Fund's portfolio during the year ended December 31, 1997, was:

Investment grade                       0.10%
BB                                     7.80
B                                      71.6
CCC                                    7.70
CC                                     0.00
C                                      0.00
D                                      0.00
Nonrated                               0.50
                                     ------
  Subtotal                            87.70
                                     ------
U.S. governments,
  equities and others                 12.30
                                     ------
    Total                            100.00%
                                     ======

The portfolio composition during 1997 does not necessarily reflect the current or future investments of the Fund.

Foreign Investments. Investments in foreign securities have special risks related to political, economic and legal conditions outside of the U.S. As a result, the prices of foreign securities may fluctuate substantially more than the prices of securities of issuers based in the U.S. Special risks associated with foreign securities include the possibility of unfavorable movements in currency exchange rates, the existence of less liquid markets, the unavailability of reliable information about issuers, the existence (or potential imposition) of exchange control regulations (including currency blockage), and political and economic instability, among others. In addition, transactions in foreign securities may be more costly because of currency conversion costs and higher brokerage and custodial costs. See "Foreign Securities" and "Foreign Currency Transactions" in the Statement of Additional Information for more information about foreign investments.

Emerging Markets. The Fund may invest in foreign securities issued or guaranteed by companies or governments located in countries whose economies or securities markets are not yet highly developed. Special risks associated with these investments (in addition to those of foreign investments generally) may include, among others, greater political uncertainties, an economy's dependence on revenues from particular commodities or on international aid or development assistance, extreme or volatile debt burdens or inflation rates, highly limited numbers of potential buyers for such securities, heightened volatility of security prices, restrictions on repatriation of capital invested abroad and delays and disruptions in securities settlement procedures.

Futures Contracts and Foreign Currency Transactions. In connection with its investments in foreign securities, the Fund may purchase and sell (i) foreign currencies on a spot or forward basis, (ii) foreign currency futures contracts and (iii) options on foreign currencies and foreign currency futures. Such transactions will be entered into (a) to lock in a particular foreign exchange rate pending settlement of a purchase or sale of a foreign security or pending the receipt of interest, principal or dividend payments on a foreign security held by the Fund, or (b) to hedge against a decline in the value, in U.S. dollars or in another currency, of a foreign currency in which securities held by the Fund are denominated. The Fund will not attempt, nor would it be able, to eliminate all foreign currency risk. Further, although hedging may lessen the risk of loss if the hedged currency's value declines, it limits the potential gain from currency value increases. See the Statement of Additional Information for information relating to the Fund's obligations in entering into foreign currency transactions.

Temporary/Defensive Investments. Temporarily available cash may be invested in certificates of deposit, bankers' acceptances, high quality commercial paper, Treasury bills, repurchase agreements and U.S. government securities. Some or all of the Fund's assets also may be invested in such investments during periods of unusual market conditions.

Under a repurchase agreement, the Fund buys a security from a bank or dealer, which is obligated to buy it back at a fixed price and time. The security is held in a separate account at the Fund's custodian and constitutes the Fund's collateral for the bank's or dealer's repurchase obligation. Additional collateral will be added so that the obligation will at all times be fully collateralized. However, if the bank or dealer defaults or enters bankruptcy, the Fund may experience costs and delays in liquidating the collateral, and may experience a loss if it is unable to demonstrate its rights to the collateral in a bankruptcy proceeding. Not more than 10% of the Fund's net assets will be invested in repurchase agreements maturing in more than seven days and other illiquid assets.

Interest Rate Futures and Options. For hedging purposes, the Fund may (1) buy or sell interest rate futures and (2) buy put and call options on such futures. The total market value of securities to be delivered or acquired pursuant to such contracts will not exceed 5% of the Fund's net assets. A futures contract creates an obligation by the seller to deliver and the buyer to take delivery of the type of instrument at the time and in the amount specified in the contract. Although futures contracts call for the delivery (or acceptance) of the specified instrument, the contracts are usually closed out before the settlement date through the purchase (or sale) of an offsetting contract. If the price of the initial sale of the futures contract exceeds (or is less than) the price of the offsetting purchase, the Fund realizes a gain (or loss).

"When-Issued" and "Delayed Delivery" Securities. The Fund may acquire securities on a "when-issued" or "delayed delivery" basis by contracting to purchase securities for a fixed price on a date beyond the customary settlement time with no interest accruing until settlement. If made through a dealer, the contract is dependent on the dealer completing the sale. The dealer's failure could deprive the Fund of an advantageous yield or price. These contracts involve the risk that the value of the underlying security may change prior to settlement. The Fund may realize short-term gains or losses if the contracts are sold.

Borrowing of Money. The Fund may borrow money from banks for temporary or emergency purposes up to 10% of its net assets; however, the Fund will not purchase additional portfolio securities while borrowings exceed 5% of net assets.

Other. The Fund may not always achieve its investment objective. The Fund may trade portfolio securities for short-term profits to take advantage of price differentials. High portfolio turnover may result in higher transaction costs and higher levels of realized capital gains. The Fund's investment objective and non-fundamental investment policies may be changed without shareholder approval. The Fund's fundamental investment policies listed in the Statement of Additional Information cannot be changed without shareholder approval. Additional information concerning certain of the securities and investment techniques described above is contained in the Statement of Additional Information.

HOW THE FUND MEASURES ITS PERFORMANCE

Performance may be quoted in sales literature and advertisements. Each Class's average annual total returns are calculated in accordance with the Securities and Exchange Commission's formula and assume the reinvestment of all distributions, the maximum initial sales charge of 4.75% on Class A shares and the contingent deferred sales charge applicable to the time period quoted on Class B and Class C shares. Other total returns differ from average annual total return only in that they may relate to different time periods, may represent aggregate as opposed to average annual total returns and may not reflect the initial or contingent deferred sales charges.

Each Class's yield, which differs from total return because it does not consider changes in net asset value, is calculated in accordance with the Securities and Exchange Commission's formula. Each Class's distribution rate is calculated by dividing the most recent month's distribution, annualized, by the maximum offering price of that Class at the end of the month. Each Class's performance may be compared to various indices. Quotations from various publications may be included in sales literature and advertisements. See "Performance Measures" in the Statement of Additional Information for more information. All performance information is historical and does not predict future results.

HOW THE FUND IS MANAGED

The Trustees formulate the Fund's general policies and oversee the Fund's affairs as conducted by the Adviser.

Liberty Funds Distributor, Inc. (Distributor), a subsidiary of the Adviser, serves as the distributor for the Fund's shares. Colonial Investors Service Center, Inc. (Transfer Agent), an affiliate of the Adviser, serves as the shareholder services and transfer agent for the Fund. Each of the Adviser, the Distributor and the Transfer Agent is an indirect subsidiary of Liberty Financial Companies, Inc. which in turn is an indirect majority-owned subsidiary of Liberty Mutual Insurance Company (Liberty Mutual). Liberty Mutual is considered to be the controlling entity of the Adviser and its affiliates.
Liberty Mutual is an underwriter of workers' compensation insurance and a property and casualty insurer in the U.S.

The Adviser furnishes the Fund with investment management, accounting and administrative personnel and services, office space and other equipment and services at the Adviser's expense. For these services, the Fund paid the Adviser 0.60% of the Fund's average daily net assets for fiscal year 1997.

Andrea S. Feingold, Vice President and head of the Corporate Group of the Adviser, has managed the Fund since 1993.

The Adviser also provides pricing and bookkeeping services to the Fund for a monthly fee of $2,250 plus a percentage of the Fund's average net assets over $50 million. The Transfer Agent provides transfer agency and shareholder services to the Fund for a fee of 0.25% annually of average net assets plus certain out-of pocket expenses.

Each of the foregoing fees is subject to any reimbursement or fee waiver to which the Adviser may agree.

The Adviser places all orders for the purchase and sale of portfolio securities. In selecting broker-dealers, the Adviser may consider research and brokerage services furnished by such broker-dealers to the Adviser and its affiliates. In recognition of the research and brokerage services provided, the Adviser may cause the Fund to pay the selected broker-dealer a higher commission than would have been charged by another broker-dealer not providing such services. Subject to seeking best execution, the Adviser may consider sales of shares of the Fund (and of certain other mutual funds advised by the Adviser and its affiliates, Stein Roe & Farnham Incorporated and Newport Fund Management, Inc.) in selecting broker-dealers for portfolio security transactions.

The Adviser may use the services of AlphaTrade Inc., its registered broker-dealer subsidiary, when buying or selling equity securities for the Fund's portfolio, pursuant to procedures adopted by the Trustees under Rule 17e-1 of the Investment Company Act of 1940.

YEAR 2000

The Fund's Adviser, Distributor and Transfer Agent (Liberty Companies) are actively coordinating, managing and monitoring Year 2000 readiness for the Fund. A central program office at the Liberty Companies is working within the Liberty Companies and with vendors who provide services, software and systems to the Fund to ensure that date-related information and data can be properly processed and calculated on and after January 1, 2000. Many Fund service providers and vendors, including the Liberty Companies, are in the process of making Year 2000 modifications to their services, software and systems and believe that such modifications will be completed on a timely basis prior to January 1, 2000. The cost of these modifications will not affect the Fund. However, no assurances can be given that all modifications required to ensure proper data processing and calculation on and after January 1, 2000 will be timely made or that services to the Fund will not be adversely affected.

HOW THE FUND VALUES ITS SHARES

Per share net asset value is calculated by dividing the total value of each Class's net assets by its number of outstanding shares. Shares of the Fund are generally valued as of the close of regular trading (normally 4:00 p.m. Eastern time) on the New York Stock Exchange (Exchange) each day the Exchange is open. Portfolio securities for which market quotations are readily available are valued at current market value. Short-term investments maturing in 60 days or less are valued at amortized cost, when the Adviser determines, pursuant to procedures adopted by the Trustees, that such cost approximates current market value. The Board of Trustees has adopted procedures to value at their fair value
(i) all other securities and (ii) foreign securities if the value of such securities has been materially affected by events occurring after the closing of a foreign market.

DISTRIBUTIONS AND TAXES

The Fund intends to qualify as a "regulated investment company" under the Internal Revenue Code and to distribute to shareholders net income monthly and any net realized gain at least annually. The Fund generally declares distributions daily. Distributions are invested in additional shares of the same Class of the Fund at net asset value unless the shareholder elects to receive cash. Regardless of the shareholder's election, distributions of $10 or less will not be paid in cash to shareholders but will be invested in additional shares of the same Class of the Fund at net asset value. If a shareholder has elected to receive dividends and/or capital gain distributions in cash and the postal or other delivery service selected by the Transfer Agent is unable to deliver checks to the shareholder's address of record, such shareholder's distribution option will automatically be converted to having all dividend and other distributions reinvested in additional shares. No interest will accrue on amounts represented by uncashed distribution or redemption checks. To change your election, call the Transfer Agent for information.

Whether you receive distributions in cash or in additional Fund shares, you must report them as taxable income unless you are a tax-exempt institution. Each January, information on the amount and nature of your distributions for the prior year is sent to shareholders.

The Fund has a significant capital loss carry forward and, until it is exhausted, it is unlikely that capital gain distributions will be made. Any capital gains will, however, be reflected in the net asset value.

HOW TO BUY SHARES

Shares of the Fund are offered continuously. Orders received in good form prior to the time at which the Fund values its shares (or placed with a financial service firm before such time and transmitted by the financial service firm before the Fund processes that day's share transactions) will be processed based on that day's closing net asset value, plus any applicable initial sales charge. The minimum initial investment is $1,000; subsequent investments may be as small as $50. The minimum initial investment for the Colonial Fundamatic program is $50, and the minimum initial investment for retirement accounts sponsored by the Distributor is $25. Certificates will not be issued for Class B or Class C shares and there are some limitations on the issuance of Class A share certificates. The Fund may refuse any purchase order for its shares. See the Statement of Additional Information for more information.

Class A Shares. Class A shares are offered at net asset value plus an initial sales charge as follows:

                                 Initial Sales Charge
                          ---------------------------------
                                                  Retained
                                                      by
                                                  Financial
                                                   Service
                                 as % of            Firm
                          ---------------------    as % of
                           Amount      Offering    Offering
Amount Purchased          Invested       Price      Price

Less than $50,000          4.99%         4.75%      4.25%
$50,000 to less than
  $100,000                 4.71%         4.50%      4.00%
$100,000 to less than
  $250,000                 3.63%         3.50%      3.00%
$250,000 to less than
  $500,000                 2.56%         2.50%      2.00%
$500,000 to less than
  $1,000,000               2.04%         2.00%      1.75%
$1,000,000 or more         0.00%         0.00%      0.00%

On purchases of $1 million or more, the Distributor pays the financial service firm a cumulative commission as follows:

Amount Purchased                       Commission
First $3,000,000                         1.00%
Next $2,000,000                          0.50%
Over $5,000,000                          0.25%(1)

(1) Paid over 12 months but only to the extent the shares remain outstanding.

In determining the sales charge and commission applicable to a new purchase under the above schedules, the amount of the current purchase is added to the current value of shares previously purchased and still held by an investor. If a purchase results in an account having a value from $1 million to $5 million, then the portion of the shares purchased that caused the account's value to exceed $1 million will be subject to a 1.00% contingent deferred sales charge payable to the Distributor, if redeemed within 18 months after the end of the month in which the purchase was accepted. If the purchase results in an account having a value in excess of $5 million, the contingent deferred sales charge will not apply to the portion of the purchased shares comprising such excess amount.

Class B Shares. Class B shares are offered at net asset value, without an initial sales charge, and are subject to a 0.75% annual distribution fee for approximately eight years (at which time they automatically convert to Class A shares not bearing a distribution fee) and a declining contingent deferred sales charge if redeemed within six years after purchase. As shown below, the amount of the contingent deferred sales charge depends on the number of years after purchase that the redemption occurs:

          Years               Contingent Deferred
      After Purchase             Sales Charge
           0-1                      5.00%
           1-2                      4.00%
           2-3                      3.00%
           3-4                      3.00%
           4-5                      2.00%
           5-6                      1.00%
       More than 6                  0.00%

Year one ends one year after the end of the month in which the purchase was accepted and so on. The Distributor pays financial service firms a commission of 5.00% on Class B share purchases.

Class C Shares. Class C shares are offered at net asset value and are subject to a 0.75% annual distribution fee and a 1.00% contingent deferred sales charge on redemptions made within one year after the end of the month in which the purchase was accepted. The Distributor has voluntarily agreed to waive a portion of the distribution fee so that it will not exceed 0.60% annually. This waiver may be terminated by the Distributor at any time without shareholder approval.

The Distributor pays financial service firms an initial commission of 1.00% on Class C share purchases and an ongoing commission of 0.55% annually commencing after the shares purchased have been outstanding for one year. Payment of the ongoing commission is conditioned on receipt by the Distributor of the 0.60% annual distribution fee referred to above. The commission may be reduced or eliminated by the Distributor at any time.

General. All contingent deferred sales charges are deducted from the amount redeemed, not the amount remaining in the account, and are paid to the Distributor. Shares issued upon distribution reinvestment and amounts representing appreciation are not subject to a contingent deferred sales charge. The contingent deferred sales charge is imposed on redemptions which result in the account value falling below its Base Amount (the total dollar value of purchase payments in the account reduced by prior redemptions on which a contingent deferred sales charge was paid and any exempt redemptions). When a redemption subject to a contingent deferred sales charge is made, generally, older shares will be redeemed first. See the Statement of Additional Information for more information.

Which Class is more beneficial to an investor depends on the amount and intended length of the investment. Large investments, qualifying for a reduced Class A sales charge, avoid the distribution fee. Investments in Class B shares have 100% of the purchase invested immediately. Investors investing for a relatively short period of time might consider Class C shares. Purchases of $250,000 or more must be for Class A or Class C shares. Purchases of $1,000,000 or more must be for Class A shares. Consult your financial service firm.

Financial service firms may receive different compensation rates for selling different classes of shares. The Distributor may pay additional compensation to financial service firms which have made or may make significant sales. See the Statement of Additional Information for more information.

Special Purchase Programs. The Fund allows certain investors or groups of investors to purchase shares with reduced or without initial or contingent deferred sales charges. The programs are described in the Statement of Additional Information under "Programs for Reducing or Eliminating Sales Charges."

Shareholder Services and Account Fees. A variety of shareholder services are available. For more information about these services or your account, call 1-800-345-6611. Some services are described in the attached account application. A shareholder's manual explaining all available services will be provided upon request.

In June of any year, the Fund may deduct $10 (payable to the Transfer Agent) from accounts valued at less than $1,000 unless the account value has dropped below $1,000 solely as a result of share value depreciation. Shareholders will receive 60 days' written notice to increase the account value before the fee is deducted. The Fund may also deduct annual maintenance and processing fees
(payable to the Transfer Agent) in connection with certain retirement plan accounts sponsored by the Distributor.

See "Special Purchase Programs/Investor Services" in the Statement of Additional Information for more information.

HOW TO SELL SHARES

Shares of the Fund may be sold on any day the Exchange is open, either directly to the Fund or through your financial service firm. Sale proceeds generally are sent within seven days (usually on the next business day after your request is received in good form). However, for shares recently purchased by check, the Fund will delay sending proceeds for up to 15 days in order to protect the Fund against financial losses and dilution in net asset value caused by dishonored purchase payment checks. To avoid delay in payment, investors are advised to purchase shares unconditionally, such as by certified check or other immediately available funds.

Selling Shares Directly To The Fund. Send a signed letter of instruction or stock power form to the Transfer Agent, along with any certificates for shares to be sold. The sale price is the net asset value (less any applicable contingent deferred sales charge) next calculated after the Fund receives the request in proper form. Signatures must be guaranteed by a bank, a member firm of a national stock exchange or another eligible guarantor institution. Stock power forms are available from financial service firms, the Transfer Agent and many banks. Additional documentation is required for sales by corporations, agents, fiduciaries, surviving joint owners and individual retirement account holders. For details contact:

                     Colonial Investors Service Center, Inc.
                                  P.O. Box 1722
                              Boston, MA 02105-1722
                                 1-800-345-6611

Selling Shares Through Financial Service Firms. Financial service firms must receive requests prior to the time at which the Fund values its shares to receive that day's price, are responsible for furnishing all necessary documentation to the Transfer Agent and may charge for this service.

General. The sale of shares is a taxable transaction for income tax purposes and may be subject to a contingent deferred sales charge. The contingent deferred sales charge may be waived under certain circumstances. See the Statement of Additional Information for more information. Under unusual circumstances, the Fund may suspend repurchases or postpone payment for up to seven days or longer, as permitted by federal securities law. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

HOW TO EXCHANGE SHARES

Except as described below with respect to money market funds, Fund shares may be exchanged at net asset value for shares of other mutual funds distributed by the Distributor, including funds advised by the Adviser and its affiliates, Stein Roe & Farnham Incorporated and Newport Fund Management, Inc. Generally, such exchanges must be between the same classes of shares. Consult your financial service firm or the Transfer Agent for information regarding what funds are available.

Shares will continue to age without regard to the exchange for purposes of conversion and in determining the contingent deferred sales charge, if any, upon redemption. Carefully read the prospectus of the fund into which the exchange will go before submitting the request. Call 1-800-426-3750 to receive a prospectus. Call 1-800-422-3737 to exchange shares by telephone. An exchange is a taxable capital transaction. The exchange service may be changed, suspended or eliminated on 60 days' written notice. The Fund will terminate the exchange privilege as to a particular shareholder if the Adviser determines, in its sole and absolute discretion, that the shareholder's exchange activity is likely to adversely impact the Adviser's ability to manage the Fund's investments in accordance with its investment objective or otherwise harm the Fund or its remaining shareholders.

Class A Shares. An exchange from a money market fund into a non-money market fund will be at the applicable offering price next determined (including sales charge), except for amounts on which an initial sales charge was paid. Non-money market fund shares must be held for five months before qualifying for exchange to a fund with a higher sales charge, after which, exchanges are made at the net asset value next determined.

Class B Shares. Exchanges of Class B shares are not subject to the contingent deferred sales charge. However, if shares are redeemed within six years after the original purchase, a contingent deferred sales charge will be assessed using the schedule of the fund into which the original investment was made.

Class C Shares. Exchanges of Class C shares are not subject to the contingent deferred sales charge. However, if shares are redeemed within one year after the original purchase, a 1.00% contingent deferred sales charge will be assessed. Only one "round-trip" exchange of the Fund's Class C shares may be made per three-month period, measured from the date of the initial purchase. For example, an exchange from Fund X to Fund Y and back to Fund X would be permitted only once during each three-month period.

TELEPHONE TRANSACTIONS

All shareholders and/or their financial advisers are automatically eligible to exchange Fund shares and redeem up to $50,000 of Fund shares by calling 1-800-422-3737 toll-free any business day between 9:00 a.m. and the time at which the Fund values it shares. Telephone redemption privileges may be elected on the account application. The Transfer Agent will employ reasonable procedures to confirm that instructions communicated by telephone are genuine and may be liable for losses related to unauthorized or fraudulent transactions in the event reasonable procedures are not employed. Such procedures include restrictions on where proceeds of telephone redemptions may be sent, limitations on the ability to redeem by telephone shortly after an address change, recording of telephone lines and requirements that the redeeming shareholder and/or his or her financial adviser provide certain identifying information. Shareholders and/or their financial advisers wishing to redeem or exchange shares by telephone may experience difficulty in reaching the Fund at its toll-free telephone number during periods of drastic economic or market changes. In that event, shareholders and/or their financial advisers should follow the procedures for redemption or exchange by mail as described above under "How to Sell Shares." The Adviser, the Transfer Agent and the Fund reserve the right to change, modify, or terminate the telephone redemption or exchange services at any time upon prior written notice to shareholders. Shareholders and/or their financial advisers are not obligated to transact by telephone.

12B-1 PLAN

Under its 12b-1 Plan, the Fund pays the Distributor monthly a service fee at the annual rate of 0.25% of the Fund's net assets attributed to each Class of shares. The Fund also pays the Distributor monthly a distribution fee at the annual rate of 0.75% of the average daily net assets attributed to its Class B and Class C shares. The Distributor has voluntarily agreed to waive a portion of the Class C share distribution fee so that it does not exceed 0.60% annually. The Distributor may terminate the waiver at any time without shareholder approval. Because Class B and Class C shares bear the additional distribution fee, their dividends will be lower than the dividends of Class A shares. Class B shares automatically convert to Class A shares, approximately eight years after the Class B shares were purchased. Class C shares do not convert. The multiple class structure could be terminated should certain Internal Revenue Service rulings be rescinded. See the Statement of Additional Information for more information. The Distributor uses the fees to defray the cost of commissions and service fees paid to financial service firms which have sold Fund shares, and to defray other expenses such as sales literature, prospectus printing and distribution, shareholder servicing costs and compensation to wholesalers. Should the fees exceed the Distributor's expenses in any year, the Distributor would realize a profit. The Plan also authorizes other payments to the Distributor and its affiliates (including the Adviser) which may be construed to be indirect financing of sales of Fund shares.

ORGANIZATION AND HISTORY

The Trust is a Massachusetts business trust organized in 1985. The Fund represents the entire interest in a separate portfolio of the Trust.

The Trust is not required to hold annual shareholder meetings, but special meetings may be called for certain purposes. Shareholders receive one vote for each Fund share. Shares of the Fund and of any other series of the Trust that may be in existence from time to time generally vote together except when required by law to vote separately by fund or by class. Shareholders owning in the aggregate ten percent of Trust shares may call meetings to consider removal of Trustees. Under certain circumstances, the Trust will provide information to assist shareholders in calling such a meeting. See the Statement of Additional Information for more information.

APPENDIX

DESCRIPTION OF BOND RATINGS

S&P

AAA bonds have the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA bonds differ from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A bonds are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB bonds exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC and CC bonds are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB bonds are less vulnerable to non-payment than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B bonds are more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC bonds are currently vulnerable to nonpayment, and are dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC bonds are currently highly vulnerable to nonpayment.

C ratings may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

D bonds are in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

r This symbol is attached to the rating of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligations linked or indexed to equities, currencies, or commodities;
obligations exposed to severe prepayment risk -- such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

MOODY'S

Aaa bonds are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While various protective elements are likely to change, such changes as can be visualized are most unlikely to impair a fundamentally strong position of such issues.

Aa bonds are judged to be of high quality by all standards. Together with Aaa bonds they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

Those bonds in the Aa through B groups that Moody's believes possess the strongest investment attributes are designated by the symbol Aa1, A1 and Baa1.

A bonds possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

Baa bonds are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact, have speculative characteristics as well.

Ba bonds are judged to have speculative elements: their future cannot be considered as well secured. Often, the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B bonds generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa bonds are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca bonds represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C bonds are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Conditional Ratings. Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operating experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting conditions attach. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

Note: Those bonds in the Aa, A, Baa, Ba, and B groups which Moody's believes possess the strongest investment attributes are designated by the symbols Aa1, A1, Baa1, Ba1, and B1.

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





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






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


Investment Adviser
Colonial Management Associates, Inc.
One Financial Center
Boston, MA  02111-2621

Distributor
Liberty Funds Distributor, Inc.
One Financial Center
Boston, MA 02111-2621

Custodian
The Chase Manhattan Bank
270 Park Avenue
New York, NY 10017-2070

Shareholder Services and Transfer Agent
Colonial Investors Service Center, Inc.
(Effective October 1, 1998 name change to
Liberty Funds Services, Inc.)
One Financial Center
Boston, MA  02111-2621
1-800-345-6611

Independent Accountants
PricewaterhouseCoopers LLP
160 Federal Street
Boston, MA 02110-2624

Legal Counsel
Ropes & Gray
One International Place
Boston, MA 02110-2624



Your financial service firm is:



Printed in U.S.A.

April 30, 1998; Revised September 8, 1998


COLONIAL HIGH YIELD SECURITIES FUND

PROSPECTUS


Colonial High Yield Securities Fund seeks high current income and total return by investing primarily in lower rated corporate debt securities.

For more detailed information about the Fund, call the Adviser at 1-800-426-3750 for the April 30, 1998 Statement of Additional Information.


----------------------------- ------------------------------

      NOT FDIC-INSURED            MAY LOSE VALUE
                                  NO BANK GUARANTEE

----------------------------- ------------------------------

April 30, 1998, Revised September 8, 1998                       SI-01/826F-0898

COLONIAL STRATEGIC
INCOME FUND

PROSPECTUS

BEFORE YOU INVEST

Colonial Management Associates, Inc. (Adviser) and your full-service financial adviser want you to understand both the risks and benefits of mutual fund investing.

While mutual funds offer significant opportunities and are professionally managed, they also carry risks including possible loss of principal. Unlike savings accounts and certificates of deposit, mutual funds are not insured or guaranteed by any financial institution or government agency.

Please consult your full-service financial adviser to determine how investing in this mutual fund may suit your unique needs, time horizon and risk tolerance.

Colonial Strategic Income Fund (Fund), a diversified portfolio of Colonial Trust I (Trust), an open-end management investment company, seeks as high a level of current income and total return as is consistent with prudent risk, by diversifying investments primarily in U.S. and foreign government and lower rated corporate debt securities.

The Fund is managed by the Adviser, an investment adviser since 1931.

The Fund may invest a significant portion of its assets in lower rated debt securities (commonly referred to as "junk bonds") which are regarded as speculative as to payment of principal and interest and, therefore, may not be suitable for all investors. These securities are subject to greater risks, including the risk of default, than higher rated bonds. See "How the Fund
Pursues its Objective and Certain Risk Factors." Purchasers should carefully assess the risks associated with an investment in the Fund.

This Prospectus explains concisely what you should know before investing in the Fund. Read it carefully and retain it for future reference. More detailed information about the Fund is in the April 30, 1998 Statement of Additional Information, which has been filed with the Securities and Exchange Commission(SEC) and is obtainable free of charge by calling the Adviser at 1-800-426-3750.

The Statement of Additional Information is incorporated by reference in (which means it is considered to be a part of) this Prospectus.

The Fund offers three classes of shares. Class A shares are offered at net asset value plus a sales charge imposed at the time of purchase; Class B shares are offered at net asset value and are subject to an annual distribution fee and a declining contingent deferred sales charge on redemptions made within six years after purchase; and Class C shares are offered at net asset value and are subject to an annual distribution fee and a contingent deferred sales charge on redemptions made within one year after purchase. Class B shares automatically convert to Class A shares after approximately eight years. See "How to Buy Shares."

Contents                                            Page
Summary of Expenses                                   2
The Fund's Financial History                          3
The Fund's Investment Objective                       5
How the Fund Pursues its Objective
  and Certain Risk Factors                            5
How the Fund Measures its Performance                 8
How the Fund is Managed                               8
Year 2000                                             9
How the Fund Values its Shares                       10
Distributions and Taxes                              10
How to Buy Shares                                    10
How to Sell Shares                                   12
How to Exchange Shares                               13
Telephone Transactions                               14
12b-1 Plan                                           14
Organization and History                             14
Appendix                                             16

This Prospectus is also available on-line at our Web site
(http://www.libertyfunds.com). The SEC maintains a Web site (http://www.sec.gov) that contains the Statement of Additional Information, materials that are incorporated by reference into this Prospectus and the Statement of Additional Information, and other information regarding the Fund.

----------------------------- --------------------------

      NOT FDIC-INSURED            MAY LOSE VALUE
                                  NO BANK GUARANTEE

----------------------------- --------------------------

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

SUMMARY OF EXPENSES

Expenses are one of several factors to consider when investing in the Fund. The following tables summarize your maximum transaction costs and your annual expenses for an investment in each Class of the Fund's shares. See "How the Fund is Managed" and "12b-1 Plan" for more complete descriptions of the Fund's various costs and expenses.

Shareholder Transaction Expenses (1)(2)

                                                                                   Class A        Class B       Class C
Maximum Initial Sales Charge Imposed on a Purchase (as a % of offering price)(3)    4.75%         0.00%(4)       0.00%(4)
Maximum Contingent Deferred Sales Charge (as a % of offering price)(3)              1.00%(5)      5.00%          1.00%

(1) For accounts less than $1,000 an annual fee of $10 may be deducted. See "How to Buy Shares."
(2) Redemption proceeds exceeding $500 sent via federal funds wire will be subject to a $7.50 charge per transaction.
(3) Does not apply to reinvested distributions.
(4) Because of the distribution fee applicable to Class B and Class C shares, long-term Class B and Class C shareholders may pay more in aggregate sales charges than the maximum initial sales charge permitted by the National Association of Securities Dealers, Inc. However, because Class B shares automatically convert to Class A shares after approximately 8 years, this is less likely for Class B shares than for a class without a conversion feature.
(5) Only with respect to any portion of purchases of $1 million to $5 million redeemed within approximately 18 months after purchase. See "How to Buy Shares."

Annual Operating Expenses (as a % of average net assets)

                                                           Class A            Class B          Class C
Management fee                                              0.63%             0.63%             0.63%
12b-1 fees(after applicable fee waiver)                     0.23(6)           0.98(6)           0.83(7)
Other expenses                                              0.32              0.32              0.32(8)
                                                            ----              ----              ----
Total operating expenses(after applicable fee waiver)       1.18%             1.93%             1.78%
                                                            ====              ====              ====

(6) The service fee rate will fluctuate but will not exceed 0.25%. See "12b-1 Plan."
(7) The Distributor has voluntarily agreed to waive 0.15% of the Class C share Rule 12b-1 distribution fee so that it will not exceed 0.60% annually. Absent such fee waiver, the "12b-1 fees" would have been 0.98% and the "Total operating expenses" would have been 1.93%. The Distributor may terminate the fee waiver at any time without shareholder approval. See "12b-1 Plan."
(8) "Other expenses" are estimated based on the annual operating expenses of the Class A and Class B shares.

Example

The following Example shows the cumulative transaction and operating expenses attributable to a hypothetical $1,000 investment in each Class of shares of the Fund for the periods specified, assuming a 5% annual return and, unless otherwise noted, redemption at period end. This example uses the fees and expenses in the table above after the respective fee waivers and expense reimbursements. The 5% return and expenses used in this Example should not be considered indicative of actual or expected Fund performance or expenses, both of which will vary:

                         Class A                 Class B                   Class C
Period:                                      (9)         (10)          (9)            (10)
1 year                   $ 59              $ 70         $ 20         $ 28            $ 18
3 years                    83                91           61           56(11)          56
5 years                   109               124          104           96              96
10 years                  184               206(12)      206(12)      209             209

 (9) Assumes redemption at period end. (10) Assumes no redemption.
(11) Class C shares do not incur a contingent deferred sales charge on redemptions made after one year.
(12) Class B shares automatically convert to Class A shares after approximately 8 years; therefore years 9 and 10 reflect Class A share expenses.

THE FUND'S FINANCIAL HISTORY

The following financial highlights for a share outstanding throughout each period have been audited by PricewaterhouseCoopers LLP, independent accountants. Their unqualified report is included in the Fund's 1997 Annual Report and is incorporated by reference into the Statement of Additional Information.

                                                                                 Class A
                                --------------------------------------------------------------------------------------
                                                                           Year ended December 31
                                --------------------------------------------------------------------------------------
                                     1997         1996        1995        1994(a)     1993(a)     1992(a)(b)  1991(a)
                                     ----         ----        ----        ----        ----        ----        ----
Net asset value - Beginning of
  period                             $7.310       $7.220      $6.530      $7.390      $7.010      $7.020      $6.050
                                     ------       ------      ------     -------      ------      ------      ------
INCOME FROM INVESTMENT
  OPERATIONS:
Net investment income                 0.578        0.623       0.621       0.580       0.565       0.669       0.684
Net realized and unrealized
  gain (loss)                         0.025        0.081       0.650      (0.848)      0.448      (0.004)      0.966
                                     ------       ------      ------     -------      ------      ------      ------
  Total from Investment
   Operations                         0.603        0.704       1.271      (0.268)      1.013       0.665       1.650
                                     ------       ------      ------     -------      ------      ------      ------
LESS DISTRIBUTIONS DECLARED TO
  SHAREHOLDERS:
From net investment income           (0.593)(b)   (0.614)(b)  (0.581)     (0.580)     (0.585)     (0.673)     (0.680)
In excess of net investment
  income                                 --           --          --          --          --      (0.002)         --
From net realized gains                  --           --          --          --          --          --          --
From capital paid in                     --           --          --      (0.012)     (0.048)         --          --
                                     ------       ------      ------     -------      ------      ------      ------
  Total Distributions
    Declared to Shareholders         (0.593)      (0.614)     (0.581)     (0.592)     (0.633)     (0.675)     (0.680)
                                     ------       ------      ------     -------      ------      ------      ------
Net asset value - End of period      $7.320       $7.310      $7.220      $6.530      $7.390      $7.010      $7.020
                                     ======       ======      ======     =======      ======      ======      ======
Total return(c)                       8.61%       10.24%      20.17%     (3.67)%      14.95%       9.77%      28.41%
                                     ======       ======      ======     =======      ======      ======      ======
RATIOS TO AVERAGE NET ASSETS
Expenses                              1.18%(d)     1.18%(d)    1.18%(d)    1.21%       1.19%       1.18%       1.12%
Net investment income                 7.78%(d)     8.01%(d)    8.42%(d)    8.38%       8.42%       9.39%      10.27%
Portfolio turnover                     111%         110%         83%         78%        138%         96%         48%
Net assets at end of period (000)  $808,228     $755,352    $714,961    $636,824    $660,654    $437,380    $424,824
                                                Class A
                                   -----------------------------------
                                        Year Ended December 31
                                   -----------------------------------
                                     1990         1989       1988
                                     ----         ----       ----
Net asset value - Beginning of
  period                             $7.250       $7.270      $6.890
                                    -------       ------      ------
INCOME FROM INVESTMENT
  OPERATIONS:
Net investment income                 0.697        0.661       0.387
Net realized and unrealized
  gain (loss)                        (1.177)       0.039       0.733
                                    -------       ------      ------
  Total from Investment
   Operations                        (0.480)       0.700       1.120
                                    -------       ------      ------
LESS DISTRIBUTIONS DECLARED TO
  SHAREHOLDERS:
From net investment income           (0.697)      (0.661)     (0.476)
In excess of net investment
  income                                 --           --          --
From net realized gains                  --           --      (0.044)
From capital paid in                 (0.023)      (0.059)     (0.220)
                                    -------       ------      ------
  Total Distributions
    Declared to Shareholders         (0.720)      (0.720)     (0.740)
                                    -------       ------      ------
Net asset value - End of period      $6.050       $7.250      $7.270
                                    =======       ======      ======
Total return(c)                     (7.04)%        9.93%      16.66%
                                    =======       ======      ======
RATIOS TO AVERAGE NET ASSETS
Expenses                              1.12%        1.10%       1.07%
Net investment income                10.27%        8.94%       5.33%
Portfolio turnover                       2%          32%         28%
Net assets at end of period (000)  $410,270     $498,294    $631,982

---------------------------------

(a) The data presented for periods prior to November 30, 1994, represent operations under an earlier objective.
(b) Distributions from income included currency gains and gains on securities treated as ordinary income for tax purposes.
(c) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(d) The benefits derived from custody credits and directed brokerage arrangements had no impact. Prior years' ratios are net of benefits received, if any.

                                                                   Class B                                      Class C
                                    ----------------------------------------------------------------------    ----------
                                                                                                             Period ended
                                                           Year ended December 31                             December 31
                                    ----------------------------------------------------------------------    ----------
                                      1997         1996        1995        1994(a)     1993(a)     1992(a)(b)    1997(c)
                                      ----         ----        ----        ----        ----        ----          ----
Net asset value - Beginning of
  period                              $7.310       $7.220      $6.530       $7.390      $7.010      $7.080        $7.240
                                      ------       ------      ------      -------      ------      ------        ------
INCOME FROM INVESTMENT
  OPERATIONS:
Net investment income                  0.524        0.569       0.569        0.529       0.511       0.385         0.271
Net realized and unrealized
  gain (loss)                          0.025        0.081       0.650       (0.849)      0.448       0.067         0.092
                                      ------       ------      ------      -------      ------      ------        ------
  Total from Investment
   Operations                          0.549        0.650       1.219       (0.320)      0.959       0.318         0.363
                                      ------       ------      ------      -------      ------      ------        ------
LESS DISTRIBUTIONS DECLARED TO
  SHAREHOLDERS:
From net investment income            (0.539)(d)   (0.560)(d)  (0.529)      (0.529)     (0.535)     (0.388)       (0.283)(d)
From capital paid in                      --           --          --       (0.011)     (0.044)         --            --
                                      ------       ------      ------      -------      ------      ------        ------
  Total Distributions
    Declared to Shareholders          (0.539)      (0.560)     (0.529)      (0.540)     (0.579)     (0.388)       (0.283)
                                      ------       ------      ------      -------      ------      ------        ------
Net asset value - End of period       $7.320       $7.310      $7.220       $6.530      $7.390      $7.010        $7.320
                                      ======       ======      ======      =======      ======      ======        ======
Total Return(e)                        7.81%        9.43%      19.29%      (4.40)%      14.11%       2.48%(f)      5.06%(f)
                                      ======       ======      ======      =======      ======      ======        ======
RATIOS TO AVERAGE NET ASSETS
Expenses                               1.93%(g)     1.93%(g)    1.97%(g)     1.96%       1.94%       1.93%(h)      1.78%(g)(h)
Net investment income                  7.03%(g)     7.26%(g)    7.63%(g)     7.63%       7.67%       8.64%(h)      7.13%(g)(h)
Portfolio turnover                      111%         110%         83%          78%        138%         96%          111%
Net assets at end of period (000)   $833,865     $783,620    $714,049     $608,348    $475,141     $37,935        $6,212


(a) The data presented for periods prior to November 30, 1994, represent operations under an earlier objective.
(b) Class B shares were initially offered on May 15, 1992. Per share amounts reflect activity from that date.
(c) Class C shares were initially offered on July 1, 1997. Per share amounts reflect activity from that date.
(d) Distributions from income included currency gains and gains on securities treated as ordinary income for tax purposes.
(e) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(f) Not annualized.
(g) The benefits derived from custody credits and directed brokerage arrangements had no impact. Prior years' ratios are net of benefits received, if any.
(h) Annualized.



Further performance information is contained in the Fund's Annual Report to shareholders, which is obtainable free of charge by calling 1-800-426-3750.

THE FUND'S INVESTMENT
OBJECTIVE

The Fund seeks as high a level of current income and total return as is consistent with prudent risk, by diversifying investments primarily in U.S. and foreign government and corporate debt securities, including lower rated corporate debt securities.

HOW THE FUND PURSUES ITS
OBJECTIVE AND CERTAIN RISK
FACTORS

The Fund will seek to achieve its objective by investing its assets in each of the following sectors of the debt securities markets: (i) securities issued or guaranteed as to principal and interest by the U.S. government, its agencies, authorities or instrumentalities (government securities); (ii) debt securities issued by foreign companies, governments and government-related entities; and
(iii) lower rated debt securities of both foreign and U.S. issuers, some of which may involve equity features. The allocation of investments among these types of securities at any given time is based on the Adviser's estimate of expected performance and risk of each type of investment.

Debt Securities. The Fund may invest in debt securities of any maturity that pay fixed, floating or adjustable interest rates. The values of these securities generally fluctuate inversely with changes in interest rates. This is less likely to be true for adjustable or floating rate securities, since interest rate changes are more likely to be reflected in changes in the rates paid on the securities. However, reductions in interest rates also may translate into lower distributions paid by the Fund.

The Fund also may invest in debt securities (i) that do not pay interest but, instead are issued at a significant discount to their maturity values (referred to as zero coupon securities), (ii) that pay interest, at the issuer's option, in additional securities instead of cash (referred to as pay-in-kind securities) or (iii) pay interest at predetermined rates that increase over time (referred to as step coupon bonds). Because zero coupon securities, pay-in-kind securities and step coupon bonds may not pay interest, but the Fund nevertheless must accrue and distribute to investors the income deemed to be earned on a current basis, the Fund may have to sell other investments to raise the cash needed to make income distributions.

U.S. Government Securities. U.S. government securities include (1) U.S. treasury obligations, (2) obligations issued or guaranteed by U.S. government agencies and instrumentalities (Agency Securities) which are supported by: (a) the full faith and credit of the U.S. government, (b) the right of the issuing agency to borrow under a line of credit with the U.S. treasury, (c) the discretionary power of the U.S. government to purchase obligations of the agency or (d) the credit of the agency, and (3) "when-issued" government securities. The Fund may also invest in U.S. government securities of any maturity, including certificates representing undivided interests in the interest or principal of mortgage backed securities (interest only/principal only), which tend to be more volatile than other types of securities. The interest only class involves the risk of loss of the entire value of the investment if the underlying mortgages are prepaid.

REMICs and CMOs. The Fund may invest in real estate mortgage investment conduits (REMICs), collateralized mortgage obligations (CMOs) and other mortgage-backed securities of investment grade or which are considered by the Adviser to be of comparable quality. Certain of these securities may be issued by non-U.S.
government agencies although the underlying mortgages will in all cases be guaranteed by a U.S. government agency. The Fund may experience costs and delays in liquidating the collateral if the issuer defaults or enters bankruptcy and may incur a loss. CMOs are obligations issued by special-purpose trusts, secured by mortgages. REMICs own mortgages and elect REMIC status under the Internal Revenue Code.

Both CMOs and REMICs issue one or more classes of securities of which one (the Residual) is in the nature of equity. The Fund will not invest in the Residual class. Principal on a REMIC, CMO or other mortgage-backed security may be prepaid if the underlying mortgages are prepaid. Because of the prepayment feature, these investments may not increase in value when interest rates fall. The Fund may be able to invest prepaid principal only at lower yields. The Fund may invest in "stripped" mortgage-backed securities representing interests in, for example, only the principal or only the interest on underlying mortgages. Interest-only strips involve the additional risk of loss of the entire value of the investment if the underlying mortgages are prepaid. The prepayment of REMICs, CMOs or other mortgage-backed securities purchased at a premium may result in losses equal to the premium.

Lower Rated Debt Securities. Lower rated debt securities (commonly referred to as junk bonds) are debt securities of U.S. or foreign issuers which are not considered to be investment grade (that is, they are rated below BBB by Standard & Poor's Corporation (S&P) or below Baa by Moody's Investors Service (Moody's), or are unrated but considered by the Adviser to be of comparable credit quality). For a description of S&P's and Moody's rating systems, see the Appendix to this Prospectus. Lower rated debt securities also are generally considered significantly more speculative and likely to default than higher quality bonds. Because of the increased risk of default, lower rated debt securities generally have higher interest rates than higher quality securities. Foreign lower rated debt securities are subject to additional risks described below in "Foreign Investments" and "Emerging Markets."

The market values of government securities and corporate debt securities will fluctuate with changing interest rates, as will the Fund's net asset value per share. The Fund will limit its investments in corporate debt securities so that not more than 25% of its assets are invested in any one "industry."

The Fund may purchase bonds in the lowest rating categories (C for Moody's and D for S&P, comparably rated by another national rating service) and comparable unrated securities. However, the Fund will only purchase securities rated Ca or lower by Moody's or CC or lower by S&P if the Adviser believes investing in such securities would permit additional yield benefits, if as a result holdings of that issuer will not exceed 0.50% of the Fund's net assets.

The values of lower rated securities are more likely to fluctuate directly, rather than inversely, with changes in interest rates. This is because increases in interest rates often are associated with an improving economy, which may translate into an improved ability of the issuers to pay off their bonds (lowering the risk of default). Relative to other debt securities, the values of lower rated debt securities tend to be more volatile because: (i) an economic downturn may more significantly impact their potential for default, or (ii) the secondary market for such securities may at times be less liquid or respond more adversely to negative publicity or investor perceptions, making it more difficult to value or dispose of the securities. The likelihood that these securities will help the Fund achieve its investment objective is more dependent on the Adviser's own credit analysis.

Composition of the Fund's portfolio during the year ended December 31, 1997, was:

Investment grade                    20.4%
BB                                  11.4%
B                                   33.9%
CCC                                  2.4%
CC                                   0.0%
C                                    0.0%
D                                    0.0%
Nonrated                             0.6%
                                   -----
   Subtotal                         68.7%
                                   -----
U.S. Government, Equity             26.1%
                                   -----
Cash/Other                           5.2%
                                   -----
     Total                         100.0%
                                   =====

The portfolio composition during 1997 does not necessarily reflect the current or future investments of the Fund.

Foreign Investments. Investments in foreign securities have special risks related to political, economic and legal conditions outside of the U.S. As a result, the prices of foreign securities may fluctuate substantially more than the prices of securities of issuers based in the U.S. Special risks associated with foreign securities include the possibility of unfavorable movements in currency exchange rates, the existence of less liquid markets, the unavailability of reliable information about issuers, the existence (or potential imposition) of exchange control regulations (including currency blockage), and political and economic instability, among others. In addition, transactions in foreign securities may be more costly because of currency conversion costs and higher brokerage and custodial costs. See "Foreign Securities" and "Foreign Currency Transactions" in the Statement of Additional Information for more information about foreign investments.

Emerging Markets. The Fund may invest in foreign securities issued or guaranteed by companies or governments located in countries whose economies or securities markets are not yet highly developed. Special risks associated with these investments (in addition to those of foreign investments generally) may include, among others, greater political uncertainties, an economy's dependence on revenues from particular commodities or on international aid or development assistance, extreme or volatile debt burdens or inflation rates, highly limited numbers of potential buyers for such securities, heightened volatility of security prices, restrictions on repatriation of capital invested abroad and delays and disruptions in securities settlement procedures.

Futures Contracts and Foreign Currency Transactions. In connection with its investments in foreign securities, the Fund may purchase and sell (i) foreign currencies on a spot or forward basis, (ii) foreign currency futures contracts, and (iii) options on foreign currencies and foreign currency futures. Such transactions will be entered into (a) to lock in a particular foreign exchange rate pending settlement of a purchase or sale of a foreign security or pending the receipt of interest, principal or dividend payments on a foreign security held by the Fund, or (b) to hedge against a decline in the value, in U.S. dollars or in another currency, of a foreign currency in which securities held by the Fund are denominated. The Fund will not attempt, nor would it be able, to eliminate all foreign currency risk. Further, although hedging may lessen the risk of loss if the hedged currency's value declines, it limits the potential gain from currency value increases. See the Statement of Additional Information for information relating to the Fund's obligations in entering into foreign currency transactions.

Temporary/Defensive Investments. Temporarily available cash may be invested in certificates of deposit, bankers' acceptances, high quality commercial paper, treasury bills, repurchase agreements and U.S. government securities. Some or all of the Fund's assets also may be invested in such investments during periods of unusual market conditions.

Under a repurchase agreement, the Fund buys a security from a bank or dealer, which is obligated to buy it back at a fixed price and time. The security is held in a separate account at the Fund's custodian and constitutes the Fund's collateral for the bank's or dealer's repurchase obligation. Additional collateral will be added so that the obligation will at all times be fully collateralized. However, if the bank or dealer defaults or enters bankruptcy, the Fund may experience costs and delays in liquidating the collateral and may experience a loss if it is unable to demonstrate its right to the collateral in a bankruptcy proceeding. Not more than 15% of the Fund's net assets will be invested in repurchase agreements maturing in more than seven days and other illiquid assets.

"When-Issued" and "Delayed Delivery" Securities. The Fund may acquire securities on a "when-issued" or "delayed delivery" basis by contracting to purchase securities for a fixed price on a date beyond the customary settlement time with no interest accruing until settlement. If made through a dealer, the contract is dependent on the dealer completing the sale. The dealer's failure could deprive the Fund of advantageous yield or price. These contracts involve the risk that the value of the underlying security may change prior to settlement. The Fund may realize short-term gains or losses if the contracts are sold.

Mortgage Dollar Rolls. The Fund may also engage in so-called "mortgage dollar roll" transactions. In a mortgage dollar roll, the Fund sells a mortgage-backed security and simultaneously enters into a commitment to purchase a similar security at a later date. As with any forward commitment, mortgage dollar rolls involve the risk that the counterparty will fail to deliver the new security on the settlement date, which may deprive the Fund of a beneficial investment. In addition, the security to be delivered in the future may turn out to be inferior to the security sold upon entering into the transaction. Finally, the transaction costs may exceed the return earned by the Fund from the transaction.

Borrowing of Money. The Fund may borrow money from banks for temporary or emergency purposes up to 10% of its net assets; however, the Fund will not purchase additional portfolio securities while borrowings exceed 5% of net assets.

Other. The Fund may not always achieve its investment objective. The Fund may trade portfolio securities for short-term profits to take advantage of price differentials. High portfolio turnover may result in higher transaction costs and higher levels of realized capital gains.

The Fund's investment objective and non-fundamental investment policies may be changed without shareholder approval. The Fund's fundamental investment policies listed in the Statement of Additional Information cannot be changed without the approval of a majority of the Fund's outstanding voting securities. Additional information concerning certain of the securities and investment techniques described above is contained in the Statement of Additional Information.


HOW THE FUND MEASURES ITS PERFORMANCE

Performance may be quoted in sales literature and advertisements. Each Class's average annual total returns are calculated in accordance with the Securities and Exchange Commission's formula and assume the reinvestment of all distributions, the maximum initial sales charge of 4.75% on Class A shares and the contingent deferred sales charge applicable to the time period quoted on Class B and Class C shares. Other total returns differ from the average annual total return in that they may relate to different time periods, may represent aggregate as opposed to average annual total returns and may not reflect the initial or contingent deferred sales charges.

Each Class's yield, which differs from total return because it does not consider changes in net asset value, is calculated in accordance with the Securities and Exchange Commission's formula. Each Class's distribution rate is calculated by dividing the most recent quarter's distributions, annualized, by the maximum offering price of that Class at the end of the quarter. Each Class's performance may be compared to various indices. Quotations from various publications may be included in sales literature and advertisements. See "Performance Measures" in the Statement of Additional Information for more information. All performance information is historical and does not predict future results.


HOW THE FUND IS MANAGED

The Trustees formulate the Fund's general policies and oversee the Fund's affairs as conducted by the Adviser.

Liberty Funds Distributor, Inc. (Distributor), a subsidiary of the Adviser, serves as the distributor for the Fund's shares. Colonial Investors Service Center, Inc. (Transfer Agent), an affiliate of the Adviser, serves as the shareholder services and transfer agent for the Fund. Each of the Adviser, the Distributor and the Transfer Agent is an indirect subsidiary of Liberty Financial Companies, Inc. which in turn is an indirect subsidiary of Liberty Mutual Insurance Company (Liberty Mutual). Liberty Mutual is considered to be the controlling entity of the Adviser and its affiliates. Liberty Mutual is an underwriter of workers' compensation insurance and a property and casualty insurer in the U.S.

The Adviser furnishes the Fund with investment management, accounting and administrative personnel and services, office space and other equipment and services at the Adviser's expense. For these services, the Fund paid the Adviser 0.63% of the Fund's average daily net assets for fiscal year 1997.

Carl C. Ericson, Senior Vice President (formerly Vice President), Director and Manager of the Taxable Fixed Income Group of the Adviser, has managed the Fund since 1991 and various other Colonial taxable income funds since 1985. Other members of the Adviser's Taxable Fixed Income Investment and Trading Groups also participate in the management of the Fund.

The Adviser also provides pricing and bookkeeping services to the Fund for a monthly fee of $2,250 plus a percentage of the Fund's average net assets over $50 million.

The Transfer Agent provides transfer agency and shareholder services to the Fund for a fee of 0.20% annually of average net assets plus certain out-of-pocket expenses.

Each of the foregoing fees is subject to any reimbursement or fee waiver to which the Adviser may agree.

The Adviser places all orders for the purchase and sale of portfolio securities. In selecting broker-dealers, the Adviser may consider research and brokerage services furnished by such broker-dealers to the Adviser and its affiliates. In recognition of the research and brokerage services provided, the Adviser may cause the Fund to pay the selected broker-dealer a higher commission than would have been charged by another broker-dealer not providing such services. Subject to seeking best execution, the Adviser may consider sales of shares of the Fund (and of certain other mutual funds advised by the Adviser and its affiliates, Stein Roe & Farnham Incorporated and Newport Fund Management, Inc.) in selecting broker-dealers for portfolio security transactions.


YEAR 2000

The Fund's Adviser, Distributor and Transfer Agent (the Liberty Companies) are actively coordinating, managing and monitoring Year 2000 readiness for the Fund. A central program office at the Liberty Companies is working within the Liberty Companies and with vendors who provide services, software and systems to the Fund to ensure that date-related information and data can be properly processed and calculated on and after January 1, 2000. Many Fund service providers and vendors, including the Liberty Companies, are in the process of making Year 2000 modifications to their services, software and systems and believe that such modifications will be completed on a timely basis prior to January 1, 2000. The cost of these modifications will not affect the Fund. However, no assurances can be given that all modifications required to ensure proper data processing and calculation on and after January 1, 2000 will be timely made or that services to the Fund will not be adversely affected.

HOW THE FUND VALUES ITS SHARES

Per share net asset value is calculated by dividing the total value of each Class's net assets by its number of outstanding shares. Shares of the Fund are generally valued as of the close of regular trading (normally 4:00 p.m. Eastern time) on the New York Stock Exchange (Exchange) each day the Exchange is open.

Portfolio securities for which market quotations are readily available are valued at current market value. Short-term investments maturing in 60 days or less are valued at amortized cost when the Adviser determines, pursuant to procedures adopted by the Trustees, that such cost approximates current market value. The Board of Trustees has adopted procedures to value at their fair value
(i) all other securities and (ii) foreign securities if the value of such securities has been materially affected by events occurring after the closing of a foreign market.


DISTRIBUTIONS AND TAXES

The Fund intends to qualify as a "regulated investment company" under the Internal Revenue Code and to distribute to shareholders net income monthly and any net realized gain, at least annually. The Fund generally declares distributions daily.

Distributions are invested in additional shares of the same Class of the Fund at net asset value unless the shareholder elects to receive cash. Regardless of the shareholder's election, distributions of $10 or less will not be paid in cash to shareholders but will be invested in additional shares of the same Class of the Fund at net asset value. If a shareholder has elected to receive dividends and/or capital gain distributions in cash and the postal or other delivery service selected by the Transfer Agent is unable to deliver checks to the shareholder's address of record, such shareholder's distribution option will automatically be converted to having all dividend and other distributions reinvested in additional shares. No interest will accrue on amounts represented by uncashed distribution or redemption checks. To change your election, call the Transfer Agent for information.

Whether you receive distributions in cash or in additional Fund shares, you must report them as taxable income unless you are a tax-exempt institution. If you buy shares shortly before a distribution is declared, the distribution will be taxable although it is, in effect, a partial return of the amount invested. Each January, information on the amount and nature of your distributions for the prior year is sent to shareholders.

The Fund has a significant capital loss carry forward, and until it is exhausted, it is unlikely that capital gain distributions will be made. Any capital gains will, however, be reflected in the net asset value.


HOW TO BUY SHARES

Shares of the Fund are offered continuously. Orders received in good form prior to the time at which the Fund values its shares (or placed with a financial service firm before such time and transmitted by the financial service firm before the Fund processes that day's share transactions) will be processed based on that day's closing net asset value, plus any applicable initial sales charge.

The minimum initial investment is $1,000; subsequent investments may be as small as $50. The minimum initial investment for the Colonial Fundamatic program is $50; and the minimum initial investment for retirement accounts sponsored by the Distributor is $25. Certificates will not be issued for Class B or Class C shares and there are some limitations on the issuance of Class A share certificates. The Fund may refuse any purchase order for its shares. See the Statement of Additional Information for more information.

Class A Shares. Class A shares are offered at net asset value plus an initial sales charge as follows:

                                  Initial Sales Charge
                             --------------------------------
                                                   Retained
                                                      by
                                                   Financial
                                                   Service
                                   as % of           Firm
                             ---------------------  as % of
                              Amount    Offering   Offering
 Amount Purchased            Invested     Price      Price
 Less than $50,000             4.99%      4.75%      4.25%
 $50,000 to less than          4.71%      4.50%      4.00%
 $100,000
 $100,000 to less than
 $250,000                      3.63%      3.50%      3.00%
 $250,000 to less than
 $500,000                      2.56%      2.50%      2.00%
 $500,000 to less than
 $1,000,000                    2.04%      2.00%      1.75%
 $1,000,000 or more            0.00%      0.00%      0.00%

On purchases of $1 million or more, the Distributor pays the financial service firm a cumulative commission as follows:

Amount Purchased                    Commission
First $3,000,000                      1.00%
Next $2,000,000                       0.50%
Over $5,000,000                       0.25%(1)

(1) Paid over 12 months but only to the extent the shares remain outstanding.

In determining the sales charge and commission applicable to a new purchase under the above schedules, the amount of the current purchase is added to the current value of shares previously purchased and still held by an investor. If a purchase results in an account having a value from $1 million to $5 million, then the portion of the shares purchased that caused the account's value to exceed $1 million will be subject to a 1.00% contingent deferred sales charge payable to the Distributor, if redeemed within 18 months after the end of the month in which the purchase was accepted. If the purchase results in an account having a value in excess of $5 million, the contingent deferred sales charge will not apply to the portion of the purchased shares comprising such excess amount.

Class B Shares. Class B shares are offered at net asset value, without an initial sales charge, and are subject to a 0.75% annual distribution fee for approximately eight years (at which time they automatically convert to Class A shares not bearing a distribution fee) and a declining contingent deferred sales charge if redeemed within six years after purchase. As shown below, the amount of the contingent deferred sales charge depends on the number of years after purchase that the redemption occurs:

          Years                   Contingent Deferred
      After Purchase                  Sales Charge
           0-1                            5.00%
           1-2                            4.00%
           2-3                            3.00%
           3-4                            3.00%
           4-5                            2.00%
           5-6                            1.00%
       More than 6                        0.00%

Year one ends one year after the end of the month in which the purchase was accepted and so on. The Distributor pays financial service firms a commission of 5.00% on Class B share purchases.

Class C Shares. Class C shares are offered at net asset value and are subject to a 0.75% annual distribution fee and a 1.00% contingent deferred sales charge on redemptions made within one year after the end of the month in which the purchase was accepted. The Distributor has voluntarily agreed to waive a portion of the distribution fee so that it will not exceed 0.60% annually. This waiver may be terminated by the Distributor at any time without shareholder approval.

The Distributor pays financial service firms an initial commission of 1.00% on Class C share purchases and an ongoing commission of 0.55% annually commencing after the shares purchased have been outstanding for one year. Payment of the ongoing commission is conditioned on receipt by the Distributor of the 0.60% annual distribution fee referred to above. The commission may be reduced or eliminated by the Distributor at any time.

General. All contingent deferred sales charges are deducted from the amount redeemed, not the amount remaining in the account, and are paid to the Distributor. Shares issued upon distribution reinvestment and amounts representing appreciation are not subject to a contingent deferred sales charge. The contingent deferred sales charge is imposed on redemptions which result in the account value falling below its Base Amount (the total dollar value of purchase payments in the account, reduced by prior redemptions on which a contingent deferred sales charge was paid and any exempt redemptions). When a redemption subject to a contingent deferred sales charge is made, generally, older shares will be redeemed first. See the Statement of Additional Information for more information.

Which Class is more beneficial to an investor depends on the amount and intended length of the investment. Large investments, qualifying for a reduced Class A sales charge, avoid the distribution fee. Investments in Class B shares have 100% of the purchase invested immediately. Investors investing for a relatively short period of time might consider Class C shares. Purchases of $250,000 or more must be for Class A or Class C shares. Purchases of $1,000,000 or more must be for Class A shares. Consult your financial service firm.

Financial service firms may receive different compensation rates for selling different classes of shares. The Distributor may pay additional compensation to financial service firms which have made or may make significant sales. See the Statement of Additional Information for more information.

Special Purchase Programs. The Fund allows certain investors or groups of investors to purchase shares with reduced or without initial or contingent deferred sales charges. The programs are described in the Statement of Additional Information under "Programs for Reducing or Eliminating Sales Charges."

Shareholder Services and Account Fees. A variety of shareholder services are available. For more information about these services or your account call 1-800-345-6611. Some services are described in the attached account application. A shareholder's manual explaining all available services will be provided upon request.

In June of any year, the Fund may deduct $10 (payable to the Transfer Agent) from accounts valued at less than $1,000 unless the account value has dropped below $1,000 solely as a result of share value depreciation. Shareholders will receive 60 days' written notice to increase the account value before the fee is deducted. The Fund may also deduct annual maintenance and processing fees
(payable to the Transfer Agent) in connection with certain retirement plan accounts sponsored by the Distributor. See "Special Purchase Programs/Investor Services" in the Statement of Additional Information for more information.


HOW TO SELL SHARES

Shares of the Fund may be sold on any day the Exchange is open, either directly to the Fund or through your financial service firm. Sale proceeds generally are sent within seven days (usually on the next business day after your request is received in good form). However, for shares recently purchased by check, the Fund will delay sending proceeds for up to 15 days in order to protect the Fund against financial losses and dilution in net asset value caused by dishonored purchase payment checks. To avoid delay in payment, investors are advised to purchase shares unconditionally, such as by certified check or other immediately available funds.

Selling Shares Directly To The Fund. Send a signed letter of instruction or stock power form to the Transfer Agent, along with any certificates for shares to be sold. The sale price is the net asset value (less any applicable contingent deferred sales charge) next calculated after the Fund receives the request in proper form. Signatures must be guaranteed by a bank, a member firm of a national stock exchange or another eligible guarantor institution. Stock power forms are available from financial service firms, the Transfer Agent and many banks. Additional documentation is required for sales by corporations, agents, fiduciaries, surviving joint owners and individual retirement account holders. For details contact:

                     Colonial Investors Service Center, Inc.
                                  P.O. Box 1722
                              Boston, MA 02105-1722
                                 1-800-345-6611

Selling Shares Through Financial Service Firms. Financial service firms must receive requests prior to the time at which the Fund values its shares to receive that day's price, are responsible for furnishing all necessary documentation to the Transfer Agent and may charge for this service.

General. The sale of shares is a taxable transaction for income tax purposes and may be subject to a contingent deferred sales charge. The contingent deferred sales charge may be waived under certain circumstances. See the Statement of Additional Information for more information. Under unusual circumstances, the Fund may suspend repurchases or postpone payment for up to seven days or longer, as permitted by federal securities law. No interest will accrue on amounts represented by uncashed distribution or redemption checks.


HOW TO EXCHANGE SHARES

Except as described below with respect to money market funds, Fund shares may be exchanged at net asset value for shares of other mutual funds distributed by the Distributor, including funds advised by the Adviser and its affiliates, Stein Roe & Farnham Incorporated and Newport Fund Management, Inc. Generally, such exchanges must be between the same classes of shares. Consult your financial service firm or the Transfer Agent for information regarding what funds are available.

Shares will continue to age without regard to the exchange for purposes of conversion and determining the contingent deferred sales charge, if any, upon redemption. Carefully read the prospectus of the fund into which the exchange will go before submitting the request. Call 1-800-426-3750 to receive a prospectus. Call 1-800-422-3737 to exchange shares by telephone. An exchange is a taxable capital transaction. The exchange service may be changed, suspended or eliminated on 60 days' written notice. The Fund will terminate the exchange privilege as to a particular shareholder if the Adviser determines, in its sole and absolute discretion, that the shareholder's exchange activity is likely to adversely impact the Adviser's ability to manage the Fund's investments in accordance with its investment objectives or otherwise harm the Fund or its remaining shareholders.

Class A Shares. An exchange from a money market fund into a non-money market fund will be at the applicable offering price next determined (including sales charge), except for amounts on which an initial sales charge was paid. Non-money market fund shares must be held for five months before qualifying for exchange to a fund with a higher sales charge, after which exchanges are made at the net asset value next determined.

Class B Shares. Exchanges of Class B shares are not subject to the contingent deferred sales charge. However, if shares are redeemed within six years after the original purchase, a contingent deferred sales charge will be assessed using the schedule of the fund into which the original investment was made.

Class C Shares. Exchanges of Class C shares are not subject to the contingent deferred sales charge. However, if shares are redeemed within one year after the original purchase, a 1.00% contingent deferred sales charge will be assessed. Only one "round-trip" exchange of the Fund's Class C shares may be made per three month period, measured from the date of the initial purchase. For example, an exchange from Fund X to Fund Y and back to Fund X would be permitted only once during each three month period.


TELEPHONE TRANSACTIONS

All shareholders and/or their financial advisers are automatically eligible to exchange Fund shares and redeem up to $50,000 of Fund shares by calling 1-800-422-3737 toll-free any business day between 9:00 a.m. and the time at which the Fund values its shares. Telephone redemption privileges may be elected on the account application. The Transfer Agent will employ reasonable procedures to confirm that instructions communicated by telephone are genuine and may be liable for losses related to unauthorized or fraudulent transactions in the event reasonable procedures are not employed. Such procedures include restrictions on where proceeds of telephone redemptions may be sent, limitations on the ability to redeem by telephone shortly after an address change, recording of telephone lines and requirements that the redeeming shareholder and/or his or her financial adviser provide certain identifying information. Shareholders and/or their financial advisers wishing to redeem or exchange shares by telephone may experience difficulty in reaching the Fund at its toll-free telephone number during periods of drastic economic or market changes. In that event, shareholders and/or their financial advisers should follow the procedures for redemption or exchange by mail as described above under "How to Sell Shares." The Adviser, the Transfer Agent and the Fund reserve the right to change, modify or terminate the telephone redemption or exchange services at any time upon prior written notice to shareholders. Shareholders and/or their financial advisers are not obligated to transact by telephone.


12B-1 PLAN

Under its 12b-1 Plan, the Fund pays the Distributor monthly a service fee at an annual rate of 0.15% of the Fund's net assets outstanding on January 1, 1993, and 0.25% of the Fund's net assets issued thereafter attributed to each Class of Fund shares. The 12b-1 Plan also requires the Fund to pay the Distributor monthly a distribution fee at the annual rate of 0.75% of the average daily net assets attributed to its Class B and Class C shares. The Distributor has voluntarily agreed to waive a portion of the Class C share distribution fee so that it does not exceed 0.60% annually. The Distributor may terminate this waiver at any time without shareholder approval. Because the Class B and Class C shares bear the additional distribution fees, their dividends will be lower than the dividends of Class A shares. Class B shares automatically convert to Class A shares, approximately eight years after the Class B shares were purchased. Class C shares do not convert. The multiple class structure could be terminated should certain Internal Revenue Service rulings be rescinded. See the Statement of Additional Information for more information. The Distributor uses the fees to defray the cost of commissions and service fees paid to financial service firms which have sold Fund shares, and to defray other expenses such as sales literature, prospectus printing and distribution, shareholder servicing costs and compensation to wholesalers. Should the fees exceed the Distributor's expenses in any year, the Distributor would realize a profit. The Plan also authorizes other payments to the Distributor and its affiliates (including the Adviser) which may be construed to be indirect financing of sales of Fund shares.


ORGANIZATION AND HISTORY

The Trust is a Massachusetts business trust organized in 1985. The Fund represents the entire interest in a separate portfolio of the Trust.

The Trust is not required to hold annual shareholder meetings, but special meetings may be called for certain purposes. Shareholders receive one vote for each Fund share. Shares of the Fund and of any other series of the Trust that may be in existence from time to time generally vote together except when required by law to vote separately by fund or by class. Shareholders owning in the aggregate ten percent of Trust shares may call meetings to consider removal of Trustees. Under certain circumstances, the Trust will provide information to assist shareholders in calling such a meeting. See the Statement of Additional Information for more information.

                                    APPENDIX
                               DESCRIPTION OF BOND
                                     RATINGS

                                       S&P


AAA bonds have the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA bonds differ from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A bonds are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB bonds exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC and CC bonds are regarded, as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB bonds are less vulnerable to non-payment than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B bonds are more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC bonds are currently vulnerable to nonpayment, and are dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC bonds are currently highly vulnerable to nonpayment.

C ratings may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on the obligation are being continued.

D bonds are in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or minus(-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.


                                     MOODY'S

Aaa bonds are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While various protective elements are likely to change, such changes as can be visualized are most unlikely to impair a fundamentally strong position of such issues.

Aa bonds are judged to be of high quality by all standards. Together with Aaa bonds they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

Those bonds in the Aa through B groups that Moody's believes possess the strongest investment attributes are designated by the symbol Aa1, A1 and Baa1.

A bonds possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

Baa bonds are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact, have speculative characteristics as well.

Ba bonds are judged to have speculative elements: their future cannot be considered as well secured. Often, the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B bonds generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa bonds are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca bonds represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C bonds are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Conditional Ratings. Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operating experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting conditions attach. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

Note: Those bonds in the Aa, A, Baa, Ba, and B groups which Moody's believes possess the strongest investment attributes are designated by the symbols Aa1, A1, Baa1, Ba1, and B1.

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

Investment Adviser
Colonial Management Associates, Inc.
One Financial Center
Boston, MA  02111-2621

Distributor
Liberty Funds Distributor, Inc.
One Financial Center
Boston, MA 02111-2621

Custodian
The Chase Manhattan Bank
270 Park Avenue
New York, NY 10017-2070

Shareholder Services and Transfer Agent
Colonial Investors Service Center, Inc.
(Effective October 1, 1998 name change to
Liberty Funds Services, Inc.)
One Financial Center
Boston, MA  02111-2621
1-800-345-6611

Independent Accountants
PricewaterhouseCoopers LLP
160 Federal Street
Boston, MA 02110-2624

Legal Counsel
Ropes & Gray
One International Place
Boston, MA 02110-2624


Your financial service firm is:


Printed in U.S.A.

April 30, 1998, Revised September 8, 1998

COLONIAL STRATEGIC
INCOME FUND

PROSPECTUS


Colonial Strategic Income Fund seeks as high a level of current income and total return as is consistent with prudent risk, by diversifying investments primarily in U.S. and foreign government and lower rated corporate debt securities. The Fund may invest a substantial portion of its assets in lower rated debt securities and, therefore, may not be suitable for all investors.

For more detailed information about the Fund, call the Adviser at 1-800-426-3750 for the April 30, 1998 Statement of Additional Information.


----------------------------- --------------------------

      NOT FDIC-INSURED            MAY LOSE VALUE
                                  NO BANK GUARANTEE

----------------------------- --------------------------

                         COLONIAL STRATEGIC INCOME FUND
                       COLONIAL HIGH YIELD SECURITIES FUND

     Supplement to Statement of Additional Information dated April 30, 1998

The Funds' Statement of Additional Information is amended as follows:

(1) The Prospectuses of the Funds are dated April 30, 1998, Revised September 8, 1998.

(2) Liberty Financial Investments, Inc., the Funds' distributor, changed its name to Liberty Funds Distributor, Inc. (LFDI). The new name does not affect the investment management of, or services to, the Funds. LFDI continues to offer selected investment products managed by subsidiaries of its parent company, Liberty Financial Companies, Inc. (NYSE:L).

(3) Effective October 1, 1998, Colonial Investors Service Center, Inc., the Funds' transfer agent, will change its name to Liberty Funds Services, Inc.
(LFSI). The new name will not affect the services to the Funds.

(4) Price Waterhouse LLP, the Funds' independent accountants, changed its name to PricewaterhouseCoopers LLP. The new name will not affect the services to the Funds.


D-39/834F-0898                                                September 8, 1998